SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2011

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33664	43-1857213
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri 63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 11, 2011, Charter Communications, Inc. (the “Company”) announced that Michael J. Lovett, the Company’s Chief Executive Officer and President, will be resigning from his positions at the Company following a transition period.  A copy of the press release issued by the Company is included in Exhibit 99.1 to this Form 8-K.

On that date, the Company and Mr. Lovett also entered into a Transition Agreement (the “Transition Agreement”), pursuant to which:

•
Mr. Lovett agreed to  continue to serve as President and Chief Executive Officer and a director of the Company until April 30, 2012 (the “Transition Period”), provided that the Company may revise or otherwise limit the Executive’s positions, duties and responsibilities during the Transition Period;

•
During the Transition Period, Mr. Lovett will (i) receive his current base salary, (ii) participate in the Company’s benefit programs that are generally made available to the Company’s senior executives, (iii) receive a payout under the Company’s annual cash performance program for 2011 to the extent earned based on the targets relating thereto and pursuant to the terms of the Company’s Executive Bonus Plan and (iv) receive a 2011 Cash Incentive Program payment of $1,000,000 pursuant to the terms of the Company’s Value Creation Plan.  In addition, equity awards granted to Mr. Lovett pursuant to the Company’s equity plans will continue to vest according to their respective terms during the Transition Period; and

•
After a termination based on the expiration of the Transition Period, Mr. Lovett will, provided that he has executed a general release and such release has become effective, receive a lump sum payment equal to 18 times the monthly cost to extend Mr. Lovett’s health, dental and vision benefits under COBRA and (ii) receive payments in an aggregate amount of $2,600,000 (which equals two years of his base salary) over an 18-month period commencing approximately six months after the end of the Transition Period provided that Mr. Lovett complies with his post-termination obligations under the Transition Agreement.

The Transition Agreement also contains certain non-competition, non-solicitation, non-hire, cooperation, and non-disparagement covenants, as well as a waiver by the Company (subject to certain conditions) of the Company’s right to recover a portion of a retention bonus previously paid to Mr. Lovett.

The Transition Agreement is included as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

10.1	Transition Agreement, dated as of October 11, 2011, between Charter Communications, Inc. and Michael J. Lovett.*
99.1	Press Release dated October 11, 2011. *

___________

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHARTER COMMUNICATIONS, INC.
                               Registrant

Dated: October 11, 2011

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

EXHIBIT INDEX
Exhibit Number	Description

10.1	Transition Agreement, dated as of October 11, 2011, between Charter Communications, Inc. and Michael J. Lovett.*
99.1	Press Release dated October 11, 2011. *

___________

* filed herewith